Income Taxes	9 Months Ended
Sep. 30, 2019
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

Deferred tax assets and deferred tax liabilities are determined based on temporary differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is recorded against deferred tax assets if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The Company does not recognize a tax benefit for uncertain tax positions unless it is more likely than not that the position will be sustained upon examination by tax authorities, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit that is recorded for these positions is measured at the largest amount of cumulative benefit that has greater than a 50 percent likelihood of being realized upon ultimate settlement. Deferred tax assets that do not meet these recognition criteria are not recorded and the Company recognizes a liability for uncertain tax positions that may result in tax payments. If such unrecognized tax benefits were realized and not subject to valuation allowances, the entire amount would impact the tax provision. The Company has not recorded any amounts for unrecognized tax positions as of September 30, 2019 or December 31, 2018.

During the quarter ended September 30, 2019, the Company recorded income tax benefits of $1.5 million primarily related to changes in estimates associated with its federal research and development tax credits and foreign derived intangibles income deduction (“FDII”). The changes in estimates were based on completion of a tax credit study and technical analysis of FDII as of the balance sheet date.

The Company recorded income tax benefits of $2.2 million and $2.4 million for the three months and nine months ended September 30, 2019, respectively. The Company recorded income tax expenses of $0.7 million and $0.6 million for the three months and nine months ended September 30, 2018, respectively. The benefit for income taxes consists of current and deferred tax expenses, which relates primarily to the Company’s subsidiary operations in the U.S.